SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

At the 2006 annual meeting of stockholders (the “Annual Meeting”) of Microtune, Inc., a Delaware corporation (the “Company”), held on April 28, 2006, the Company’s stockholders approved a proposal to amend and restate the Company’s 2000 Stock Plan (the “Plan”) to allow for the award of restricted stock, to provide for a limitation on the number of shares of restricted stock that may be awarded under the Plan and to make certain technical revisions and improvements to the Plan.

A summary of the material terms of the Plan can be found in the Company’s Definitive Proxy Statement, filed on March 30, 2006 (the “Proxy Statement”), and such summary is incorporated by reference herein. A copy of the amended and restated Plan has been filed as Appendix 2 to the Proxy Statement and is incorporated by reference herein, as further described in Exhibit 10.1 to this current report.

ITEM 8.01	OTHER EVENTS.

On April 28, 2006, the Company held its Annual Meeting. The Company received 48,395,937 shares represented in person or by valid proxies, constituting 91.56% of the 52,854,599 shares outstanding on the record date of March 15, 2006. The Company submitted three proposals to its stockholders for consideration, and all three proposals were approved. With regard to the proposals offered for consideration, the following votes were cast:

Proposal 1: Election of Directors

At the Annual Meeting, stockholders voted in the election of directors. Each of Microtune’s eight directors were nominated for election. As a result of the election, Messrs. Ciciora, Clardy, Craddock, Fontaine, LeVecchio, Marren, Tai, and White were duly elected as directors of the Company to serve until the 2007 annual meeting of stockholders. The results of the voting were as follows:

Nominee	For	% of Voting	% of Outstanding	Withheld	% of Voting Withheld	% of Outstanding Withheld
Walter S. Ciciora	47,503,565	98.16	89.88	892,372	1.84	1.69
James H. Clardy	47,501,231	98.16	89.87	894,706	1.84	1.69
Steven Craddock	48,147,769	99.49	91.09	248,168	0.51	0.47
James A. Fontaine	48,146,935	99.49	91.09	249,002	0.51	0.47
Anthony J. LeVecchio	48,145,469	99.49	91.09	250,468	0.51	0.47
Bernard T. Marren	47,502,565	98.16	89.87	893,372	1.84	1.69
William P. Tai	48,147,969	99.49	91.10	247,968	0.51	0.47
A. Travis White	48,146,869	99.49	91.09	249,068	0.51	0.47

Proposal 2: Approval of the Amendment and Restatement of the Company’s 2000 Stock Plan to Allow for the Award of Restricted Stock, to Provide for a Limitation on the Number of Shares of Restricted Stock that may be Awarded Under the 2000 Stock Plan and to make Certain Technical Revisions and Improvements to the 2000 Stock Plan

At the Annual Meeting, stockholders voted on a proposal to amend and restate the Company’s 2000 Stock Plan to allow for the award of restricted stock, to provide for a limitation on the number of shares of restricted stock that may be awarded under the Plan and to make certain technical revisions and improvements to the Plan. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	11,574,317	57.14	21.90
Against	8,676,884	42.84	16.42
Abstain	5,281	0.02	0.00
Broker Non-Vote	28,139,455	N/A	N/A

Proposal 3: Ratification of Appointment of Independent Auditors

At the Annual Meeting, stockholders voted on a proposal to ratify the appointment of Ernst & Young L.L.P. as independent auditors for the fiscal year ending December 31, 2006. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	47,962,653	99.10	90.74
Against	416,073	0.86	0.79
Abstain	17,210	0.04	0.03

Proposals by stockholders that are intended to be presented at our 2007 annual meeting of stockholders (the “2007 Annual Meeting”) must be received at the Company’s principal executive offices no later than November 30, 2006, in order to be considered for possible inclusion in the Proxy Statement and form of Proxy relating to the 2007 Annual Meeting.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

10.1(1)	Amended and Restated Microtune, Inc. 2000 Stock Plan.

(1)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 30, 2006.

*  *  *  *  *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp Chief Financial Officer

Date: May 4, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1(1)	Amended and Restated Microtune, Inc. 2000 Stock Plan.

(1)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 30, 2006.